Exhibit 10.1

EXECUTION VERSION

JOINDER AND SUPPLEMENT NO. 6

to

INTERCREDITOR AGREEMENT

Reference is made to that certain Intercreditor Agreement, dated as of August 1, 2006 (as supplemented prior to, and on the date hereof through the execution and delivery of this Agreement and as the same may be further amended, restated, amended and restated, supplemented, waived or otherwise modified from time to time, the “Intercreditor Agreement”), among Credit Suisse AG, Cayman Islands Branch (formerly, Credit Suisse, Cayman Islands Branch), as the former intercreditor agent (the “Former Intercreditor Agent”), Wilmington Trust Company, as Trustee (in such capacity, the “Former Trustee”), Verso Paper Finance Holdings LLC (“Holdings”), Verso Paper Holdings LLC (the “Company”), and the Subsidiaries of the Company party thereto, as supplemented by (i) that certain Supplement No. 1 to Intercreditor Agreement, dated as of May 29, 2009, among Verso Paper Five Corp., Verso Fiber Farm LLC and Verso Maine Energy LLC, the Former Intercreditor Agent and the Former Trustee; (ii) that certain Supplement No. 2 to Intercreditor Agreement, dated as of January 10, 2011, among Verso Quinnesec REP Holding Inc., the Former Intercreditor Agent and the Former Trustee; (iii) that certain Joinder and Supplement No. 3 to Intercreditor Agreement, dated as of January 26, 2011 by and among, (A) Wilmington Trust Company, as trustee (the “Former Second-Priority Designated Agent”) pursuant to that certain Indenture dated as of January 26, 2011, among the Company, Verso Paper Inc. (together with the Company, the “Issuers”), the guarantors party thereto and the Former Second-Priority Designated Agent, (B) Holdings, (C) the Issuers, (D) the Former Intercreditor Agent, (E) the Subsidiaries of the Company party thereto and (F) the Former Trustee; (iv) that certain Joinder and Supplement No. 4 to Intercreditor Agreement, dated as of May 4, 2012 by and among (A) Citibank, N.A., as Intercreditor Agent (the “Intercreditor Agent”) and as administrative agent (the “ABL Agent”) pursuant to that certain Credit Agreement dated as of May 4, 2012 among the Company, Holdings, the lenders party thereto, the Subsidiaries of Holdings party thereto and the ABL Agent, (B) Credit Suisse AG, Cayman Islands Branch, as administrative agent (the “Cash Flow Agent”) pursuant to that certain Credit Agreement dated as of May 4, 2012 among the Company, Holdings, the lenders party thereto, the Subsidiaries of Holdings party thereto and the Cash Flow Agent, (C) Wilmington Trust, National Association, as trustee (the “11.75% Notes Agent”) pursuant to that certain Indenture dated as of March 21, 2012 among the Issuers, the guarantors party thereto and the 11.75% Notes Agent, (D) the Former Intercreditor Agent, (E) the Former Second-Priority Designated Agent, (F) Holdings, (G) the Company and (H) each Subsidiary of Holdings party thereto; and (v) that certain Joinder and Supplement No. 5 to Intercreditor Agreement, dated as of May 11, 2012 by and among (A) Wilmington Trust, National Association, as trustee (the “New Senior-Priority Agent”) pursuant to that certain Indenture dated as of May 11, 2012 with respect to the issuance of the Company’s 11.75% Secured Notes due 2019, (B) the Intercreditor Agent, (C) the Former Second-Priority Designated Agent, (D) Holdings,(E) the Company and (F) each Subsidiary of the Company party thereto. Capitalized terms used but not defined herein shall have the meanings assigned in the Intercreditor Agreement.

This Joinder and Supplement No. 6 to the Intercreditor Agreement (this “Agreement”), dated as of August 1, 2014 (the “Effective Date”), by and among (i) Wilmington Trust, National Association, as trustee (the “New Trustee”) pursuant to that certain Indenture dated as of the date hereof (the “New Indenture”) among the Company, Verso Paper Inc. (together with the Company, the “Issuers”), the guarantors party thereto and the New Trustee, (ii) Holdings, (iii) the Issuers and (iv) each Subsidiary of the Issuers listed on Schedule I hereto, has been entered into to (A) record the accession of the New Trustee as an additional Second-Priority Agent in respect of Future Second-Lien Indebtedness under the Intercreditor Agreement on behalf of the holders of the Second-Priority Adjustable Senior Secured Notes (the “New Notes”) issued under the New Indenture, (B) with respect to the Liens securing certain Obligations as set forth below, to confirm and evidence that such Liens shall, for purposes of the Intercreditor Agreement, be equal and ratable for purposes hereof and sharing pro rata in any proceeds of the Collateral or amounts recovered in connection therewith with all Liens on the Common Collateral securing any other Second-Priority Claims and (C) for certain related purposes.

The parties to this Agreement hereby agree as follows:

A. The New Trustee, as agent for the New Indenture secured parties, shall become, with immediate effect, a party to and agrees to be bound by the terms of the Intercreditor Agreement as a Second-Priority Agent, as if it had originally been party to the Intercreditor Agreement as a Second-Priority Agent.

B. The New Indenture, the New Notes, the Security Documents (as defined in the New Indenture), and any related document or instrument executed and delivered pursuant to any of the foregoing shall constitute Second-Priority Documents, and the Security Documents (as defined in the New Indenture) are designated as and shall constitute Second-Priority Collateral Documents. The Collateral Agreement dated as of the date hereof among the Issuers, each Subsidiary of the Issuers identified therein, and the New Trustee, as collateral agent, is designated as and shall constitute a Second-Priority Collateral Agreement.

C. The Liens securing the Obligations under the New Notes, the New Indenture and any other document or agreement entered into pursuant thereto granted pursuant to the Security Documents constitute Second-Priority Liens. The New Trustee and the holders of the New Notes shall be Second-Priority Secured Parties for all purposes thereunder. The Obligations under the New Notes, the New Indenture and any other document or agreement entered into pursuant thereto constitute Future Second-Lien Indebtedness and Second-Priority Claims, ranking in all cases pari passu in time and effect with the other Second-Priority Claims.

D. The Liens on the Common Collateral securing such Second-Priority Claims shall have equal and ratable priority in all respects to all Liens on the Common Collateral securing any other Second-Priority Claims on the terms set forth in the Intercreditor Agreement and shall be junior to all Liens on the Common Collateral securing any Senior Lender Claims on the terms set forth in the Intercreditor Agreement.

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E. The Issuers certify to the New Trustee that, after giving effect to the transactions and appointments contemplated by the foregoing paragraphs, the New Notes constitute, on the date hereof, the majority of the Obligations under all the Second-Priority Documents (which certification the New Trustee may rely upon conclusively without further investigation). The Issuers jointly hereby designate the New Trustee as the “Second-Priority Designated Agent” under the Intercreditor Agreement until such time as another such designated agent is appointed pursuant to the terms thereof, and the parties hereto therefore accept and agree to such designation. For the avoidance of doubt, the provisions of Article VII of the New Indenture applicable to the New Trustee thereunder shall also apply to the New Trustee acting under or in connection with the Intercreditor Agreement.

F. So long as the Discharge of Senior Lender Claims has not occurred, the Common Collateral or proceeds (and any proceeds of any title insurance policies with respect to any Common Collateral) thereof received in connection with the sale or other disposition of, or collection on, the Common Collateral upon the exercise of remedies shall be applied by the Intercreditor Agent ratably to the Senior Lender Claims and, with respect to each class of Senior Lender Claims, in such order as is specified in the relevant Senior Lender Documents until the Discharge of Senior Lender Claims has occurred. Upon the Discharge of Senior Lender Claims, the Intercreditor Agent shall deliver promptly to the Second-Priority Designated Agent any Common Collateral or proceeds thereof (and any proceeds of any title insurance policies in favor of any Second-Priority Agent with respect to any Common Collateral) held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct, to be applied by the Second-Priority Designated Agent ratably to the Second-Priority Claims and, pro rata with respect to each class of Second-Priority Claims, in such order as specified in the relevant Second-Priority Documents.

G. The New Trustee confirms that its address for notices pursuant to the Intercreditor Agreement is as follows:

Wilmington Trust, National Association

50 South Sixth Street, Suite 1290

Minneapolis, MN 55402

Attn: Corporate Capital Markets – Verso Paper Administrator

Facsimile: 612-217-5651

H. Each party to this Agreement (other than the New Trustee) confirms the acceptance of the New Trustee as a Second-Priority Agent for purposes of the Intercreditor Agreement.

I. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

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J. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as a Second-Priority Agent for holders of the New Notes

By:	/s/ Jane Schweiger
	Name:	Jane Schweiger
	Title:	Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Second-Priority Designated Agent

By:	/s/ Jane Schweiger
	Name:	Jane Schweiger
	Title:	Vice President

[Signature Page to Joinder No. 6 to Junior Lien Intercreditor Agreement]

Notice of this Agreement is hereby acknowledged and received by:

CITIBANK, N.A.
as Intercreditor Agent

By:	/s/ Brendan Mackay
	Name:	Brendan Mackay
	Title:	Director

[Signature Page to Joinder No. 6 to Junior Lien Intercreditor Agreement]

WILMINGTON TRUST COMPANY
as Former Second-Priority Designated Agent

By:	/s/ Joshua C. Jones
	Name:	Joshua C. Jones
	Title:	Assistant Vice President

[Signature Page to Joinder No. 6 to Junior Lien Intercreditor Agreement]

VERSO PAPER FINANCE HOLDINGS LLC
VERSO PAPER HOLDINGS LLC VERSO PAPER INC. VERSO PAPER LLC
VERSO ANDROSCOGGIN LLC VERSO BUCKSPORT LLC VERSO FIBER FARM LLC
VERSO MAINE ENERGY LLC VERSO QUINNESEC LLC VERSO SARTELL LLC
VERSO QUINNESEC REP HOLDING INC. NEXTIER SOLUTIONS CORPORATION

By:	/s/ Robert P. Mundy
	Name	Robert P. Mundy
	Title:	Senior Vice President and Chief Financial Officer

[Signature Page to Joinder No. 6 to Junior Lien Intercreditor Agreement]

Schedule I

Verso Paper LLC, a Delaware limited liability company

Verso Androscoggin LLC, a Delaware limited liability company

Verso Bucksport LLC, a Delaware limited liability company

Verso Fiber Farm LLC, a Delaware limited liability company

Verso Maine Energy LLC, a Delaware limited liability company

Verso Quinnesec LLC, a Delaware limited liability company

Verso Sartell LLC, a Delaware limited liability company

Verso Quinnesec REP Holding Inc., a Delaware corporation

nexTier Solutions Corporation, a California corporation